SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - June 30, 2001

                        Harleysville National Corporation
             (Exact name of registrant as specified in its charter)
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
Pennsylvania                             0-15237              23-2210237
-----------------------------  -----------------  ----------------------
(State or other jurisdiction    (Commission File           (IRS Employer
    of incorporation)              Number)            Identification Number)
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
483 Main Street
Harleysville, Pennsylvania                     19438
----------------------------------------  ----------
(Address of principal executive offices)  (Zip Code)
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        Registrant's telephone number including area code: (215) 256-8851
                                                           --------------

                                       N/A
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                     Page 1

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
Item 1  Changes in Control of Registrant
Item 1  Not Applicable

Item 2  Acquisition or Disposition of Assets
Item 2  Not Applicable

Item 3  Bankruptcy or Receivership
Item 3  Not Applicable

Item 4  Changes in Registrant's Certifying Accountant
Item 4  Not Applicable

Item 5  Other Events
Item 5  Not Applicable

Item 6  Resignations of Registrant's Directors
Item 6  Not Applicable

Item 7  Financial Statements and Exhibits
Item 7  (c) Exhibits:
Item 7  Exhibit 99  Press Release of Registrant, dated July 12, 2001

Item 8  Change in Fiscal Year
Item 8  Not Applicable

Item 9  Sales of Equity Securities Pursuant to Regulation S
Item 9  Not Applicable
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                                     Page 2

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



  HARLEYSVILLE NATIONAL CORPORATION
  (Registrant)

  /s/ Walter E. Daller, Jr.
----------------------------------------
  Walter E. Daller, Jr.
  President and Chief Executive Officer


Dated: July 12, 2001


                                     Page 3
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                                    EXHIBIT INDEX

                                  Page
Exhibit 99  Press Release of Registrant, dated July 12, 2001   4
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